UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2023

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On November 14, 2023, TransDigm Group Incorporated (“TransDigm Group”) announced that its wholly-owned subsidiary, TransDigm Inc., is planning, subject to market and other conditions, to offer an incremental $2,000 million of new secured debt. The offering is expected to be comprised of $1,000 million of new senior secured notes and $1,000 million of new term loans to be launched concurrently.
$1,000 Million Senior Secured Notes Offering
TransDigm Inc., is planning, subject to market and other conditions, to offer $1,000 million aggregate principal amount of senior secured notes (the “Notes”) pursuant to a confidential offering memorandum in a private placement under Rule 144A and Regulation S of the Securities Act of 1933 (the “Securities Act”). The Notes will be guaranteed by TransDigm Group and certain of the Issuer's direct and indirect subsidiaries.
The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been (and will not be) registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, applicable state securities or blue sky laws and foreign securities laws.
$1,000 Million New Term Loans
Concurrently with the offering of the Notes, TransDigm Group expects to amend the Second Amended and Restated Credit Agreement, dated June 4, 2014 (as amended or modified, the “Credit Agreement”), among TransDigm Inc., TransDigm Group, the subsidiaries of TransDigm Inc. party thereto, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent and collateral agent for the lenders, by entering into an Amendment No. 13 and Incremental Term Loan Assumption Agreement (the “Credit Agreement Amendment”), pursuant to which, among other things, TransDigm Inc. is expected to incur up to $1,000 million of new tranche J term loans (the “New Tranche J Term Loans”). The closing of the offering of the Notes is not conditioned on the closing of the Credit Agreement Amendment, and the closing of the Credit Agreement Amendment is not conditioned on the closing of the offering of the Notes. The completion of the Credit Agreement Amendment is subject to market and other conditions and there can be no assurance as to whether or when the Credit Agreement Amendment may be completed, if at all.
Use of Proceeds
TransDigm Group intends to use the net proceeds of the offering of the Notes, together with the net proceeds of the New Tranche J Term Loans and cash on hand, (i) to fund the purchase price of the acquisition of the Electron Device Business of Communications & Power Industries (the “Acquisition”) and (ii) for general corporate purposes, including further increasing TransDigm Group’s liquidity and funding potential future acquisitions, dividends or stock repurchases under its stock repurchase program. The closing of the Notes offering and the closing of the Credit Agreement Amendment are expected to occur prior to, and are not conditioned upon, the consummation of the Acquisition. The Notes will not be subject to a special mandatory redemption and will remain outstanding even if TransDigm Group does not consummate the Acquisition.
* * * * *
This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sales of securities mentioned in this Current Report on Form 8-K in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or foreign jurisdiction.
The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act.

Forward-Looking Statements
The statements in this Current Report on Form 8-K contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties that could cause TransDigm Group’s actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, TransDigm Group. These risks and uncertainties include but are not limited to: TransDigm Group’s ability to successfully complete the offering of the Notes, complete the Credit Agreement Amendment and consummate the Acquisition using a portion of the net proceeds of the offering of the Notes, together with a portion of the net proceeds of the New Tranche J Term Loans and cash on hand; the sensitivity of TransDigm Group’s business to the number of flight hours that TransDigm Group’s customers’ planes spend aloft and its customers’ profitability, both of which are affected by general economic conditions; supply chain constraints; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; failure to complete or successfully integrate acquisitions; TransDigm Group’s indebtedness; current and future geopolitical or other worldwide events, including, without limitation, wars or conflicts and public health crises; cybersecurity threats; risks related to the transition or physical impacts of climate change and other natural disasters or meeting sustainability-related voluntary goals or regulatory requirements; TransDigm Group’s reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier, including government audits and investigations; failure to maintain government or industry approvals; risks related to changes in laws and regulations, including increases in compliance costs; potential environmental liabilities; liabilities arising in connection with litigation; risks and costs associated with TransDigm Group’s international sales and operations; and other factors. Further information regarding the important factors that could cause actual results to differ materially from projected results can be found in TransDigm Group’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission. Except as required by law, TransDigm Group undertakes no obligation to revise or update any forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Sarah Wynne
Name:	Sarah Wynne
Title:	Chief Financial Officer (Principal Financial Officer)

Dated: November 14, 2023